American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2018 ■ Statement of Additional Information dated April 1, 2018

The following is added under the entry for Eurozone Investment Risk in the Risk of Focusing Investment on Region or Country subsection in the Foreign Securities section on page 10 of the statement of additional information.
Risk of Investing in China. Investing in Chinese securities is riskier than investing in U.S. securities. Although the Chinese government is currently implementing reforms to promote foreign investment and reduce government economic control, there is no guarantee that the reforms will be ongoing or effective. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Losses may also occur due to new or expanded restrictions on foreign investments or repatriation of capital. Participants in the Chinese market are subject to less regulation and oversight than participants in the U.S. market. This may lead to trading volatility, difficulty in the settlement and recording of transactions, and uncertainty in interpreting and applying laws and regulations. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in the economies of any of China’s key trading partners may adversely affect the securities of Chinese issuers. Regional conflict could also have an adverse effect on the Chinese economy.
Stock Connect Risk. Investments in China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect Programs”) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas that limit the maximum daily net purchases and daily limits on permitted price fluctuations. Trading suspensions are more likely in the A-shares market than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund’s ownership interest in Stock Connect Programs securities will not be reflected directly, and thus the fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.
The following replaces the entry for International Opportunities Fund in the Investment Advisor section on page 31 of the statement of additional information.

Fund	Class	Percentage of Strategy Assets
International Opportunities	Investor, A, C and R	1.550% of first $1 billion 1.400% over $1 billion
	I	1.350% of first $1 billion 1.200% over $1 billion

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